EXHIBIT 10.3e

SUPPLEMENT NO. 5 dated as of November 17, 2006, to the Guarantee Agreement dated as of February 6, 2006, among CRC HEALTH GROUP, INC. (“Holdings”), CRC HEALTH CORPORATION, the Subsidiaries of the Borrower (as defined below) identified herein and CITIBANK, N.A., as Administrative Agent.

A. Reference is made to the Credit Agreement dated as of February 6, 2006, as amended and restated as of November 16, 2006 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CRC Health Group, Inc., a Delaware corporation (“Holdings”), CRC Health Corporation, a Delaware corporation (“Borrower), the Guarantors party thereto (collectively, the “Guarantors”), Citibank, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, each Lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Syndication Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Documentation Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee Agreement referred to therein.

C. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Lones and the L/C Issuers to issue Letters of Credit. Section 4.14 of the Guarantee Agreement provides that additional Restricted Subsidiaries of the Borrower may become Subsidiary Parties under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the Restricted Subsidiaries listed on Schedule I hereto (individually, the “New Subsidiary” and collectively, the “New Subsidiaries”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Guarantee Agreement in order to induce the Lenders to make additional Lones and the L/C Issuers to issue additional Letters of Credit and as consideration for Lones previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Subsidiaries agree as follows:

SECTION 1. In accordance with Section 4.14 of the Guarantee Agreement, each New Subsidiary by its signature below becomes a Subsidiary Party (and accordingly, becomes a Guarantor) and Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Party and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Subsidiary Party and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Security Agreement shall be deemed to include each New Subsidiary. The Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiaries represent and warrant to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiaries and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guarantee Agreement.

SECTION 8. The New Subsidiaries agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

IN WITNESS WHEREOF, the New Subsidiaries and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

CORPORATE SUBSIDIARIES:

ASPEN EDUCATION GROUP, INC.
ASPEN YOUTH, INC.
AYS MANAGEMENT, INC.
AHS OF IDAHO, INC.
LONE STAR EXPEDITIONS, INC.
SUWS OF THE CAROLINAS, INC.
WILDERNESS THERAPY PROGRAMS, INC.
MOUNT BACHELOR EDUCATIONAL CENTER, INC.
NEW LEAF ACADEMY, INC.
NORTHSTAR CENTER, INC.
SUNHAWK ACADEMY OF UTAH, INC.
TALISMAN SCHOOL, INC.
TEXAS EXCEL ACADEMY, INC.
TURN-ABOUT RANCH, INC.
YOUTH CARE OF UTAH, INC.

By:	/s/ KEVIN HOGGE
Name:	Kevin Hogge
Title:	Chief Financial Officer

Signature Page to Supplement to Guarantee Agreement

LIMITED LIABILITY COMPANY SUBSIDIARIES:

ACADEMY OF THE SIERRAS, LLC
EATING DISORDER VENTURE, LLC
ADIRONDACK LEADERSHIP EXPEDITIONS, LLC
ASPEN ACHIEVEMENT ACADEMY, LLC
FOUR CIRCLES RECOVERY CENTER, LLC
OUTBACK THERAPEUTIC EXPEDITIONS, LLC
PASSAGES TO RECOVERY, LLC
TALISMAN SUMMER CAMP, LLC
ASPEN RANCH, LLC
BROMLEY BROOK SCHOOL, LLC
CEDARS ACADEMY, LLC
COPPER CANYON ACADEMY, LLC
ISLAND VIEW RESIDENTIAL TREATMENT CENTER, LLC
NEW LEAF ACADEMY OF NORTH CAROLINA, LLC
ASPEN INSTITUTE FOR BEHAVIORAL ASSESSMENT, LLC
OAKLEY SCHOOL, LLC
SWIFT RIVER ACADEMY, L.L.C.

By:	/s/ KEVIN HOGGE
Name:	Kevin Hogge
Title:	Chief Financial Officer

Signature Page to Supplement to Guarantee Agreement

CITIBANK, N.A.,
as Collateral Agent

By:	/s/ AARON DANNENBERG
Name:	Aaron Dannenberg
Title:	Vice President

Signature Page to Supplement to Guarantee Agreement

Schedule I to Guarantee Agreement Supplement

Aspen Education Group, Inc.

Aspen Youth, Inc.

AYS Management, Inc.

Academy of the Sierras, LLC

Eating Disorder Venture, LLC

Adirondack Leadership Expeditions, LLC

AHS of Idaho, Inc.

Aspen Achievement Academy, LLC

Four Circles Recovery Center, LLC

Lone Star Expeditions, Inc.

Outback Therapeutic Expeditions, LLC

Passages to Recovery, LLC

SUWS of the Carolinas, Inc.

Talisman Summer Camp, LLC

Wilderness Therapy Programs, Inc.

Aspen Ranch, LLC

Bromley Brook School, LLC

Cedars Academy, LLC

Copper Canyon Academy, LLC

Island View Residential Treatment Center, LLC

Mount Bachelor Educational Center, Inc.

New Leaf Academy of North Carolina, LLC

New Leaf Academy, Inc.

NorthStar Center, Inc.

Aspen Institute for Behavioral Assessment, LLC

Oakley School, LLC

SunHawk Academy of Utah, Inc.

Swift River Academy, L.L.C.

Talisman School, Inc.

Texas Excel Academy, Inc.

Turn-About Ranch, Inc.

Youth Care of Utah, Inc.